UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2025

Finnovate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Franklin Street

Suite 1702

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 424-253-0908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 27, 2025, Finnovate Acquisition Corp., a Cayman Islands exempted company (“Finnovate”) and Scage International Limited, a Cayman Islands exempted company (“Scage International”) consummated (the “Closing”) the transactions (collectively, the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of August 21, 2023, as amended on June 18, 2024, on October 31, 2024 and on April 2, 2025 (the “Business Combination Agreement”), by and among Finnovate, Scage International, Scage Future, a Cayman Islands exempted company (“PubCo”), Hero 1, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub I”), and Hero 2, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub II”).

Pursuant to the Business Combination Agreement, the Business Combination was effected in two steps, (a) on June 24, 2025, Merger Sub I merged with and into Scage International (the “First Merger”), with Scage International surviving the First Merger as a wholly-owned subsidiary of PubCo (the time at which the First Merger becomes effective is referred to herein as the “First Merger Effective Time”); and (b) following the First Merger, on June 27, 2025 (the “Closing Date”), Merger Sub II merged with and into Finnovate, with Finnovate surviving the Second Merger as a wholly owned subsidiary of PubCo (the time at which the Second Merger becomes effective is referred to herein as the “Effective Time”).

Prior to the Closing Date, Scage International caused a sponsored American depositary share facility for the ordinary shares, par value $0.0001 per share, of Pubco (the “Pubco Ordinary Shares”) to be established with CITIBANK N.A. for the purpose of issuing and distributing the American depositary shares of PubCo, each representing one PubCo Ordinary Share (the “PubCo ADSs”).

In connection with the Closing, Pubco ADSs began trading on The Nasdaq Global Market under the ticker symbol “SCAG” on June 30, 2025.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference. In connection with the Closing, the parties to the Business Combination entered into the following agreements. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

Seller Lock-up Agreement

On the Closing Date, Finnovate, Pubco, Scage International and certain shareholders of Scage International entered into lock-up agreements (each, a “Seller Lock-Up Agreement). Pursuant to each Lock-Up Agreement, an aggregate of 28,103,818 Pubco Ordinary Shares issued to such Scage International shareholders in connection with the Closing may not be transferred during the period commencing from the Closing Date and ending on the 6-month anniversary of the Closing Date, subject to certain limited exceptions.

Prior to the Closing of the Business Combination, Finnovate and Scage International released certain Pubco Ordinary Shares issuable to certain non-affiliate shareholders of Scage International from the transfer restrictions under the Seller Lock-up Agreement in order to satisfy the initial listing requirements of the Nasdaq Stock Market.

The foregoing description is qualified in its entirety by reference to the Seller Lock-Up Agreement, a copy of the form of which was filed as Exhibit 10.2 to Finnovate’s Current Report on Form 8-K filed on August 25, 2023.

Amendment to Registration Rights Agreement

On the Closing Date, Finnovate, Pubco, Finnovate Sponsor L.P. (the “Sponsor”), EarlyBirdCapital, Inc. (the “Representative”) and certain other holders (“Holders”) of ordinary shares of Finnovate entered into the Amendment to Registration Rights Agreement (the “Registration Rights Agreement Amendment”), which amended that certain Registration Rights Agreement, dated as of November 8, 2021, by and among Finnovate, the Sponsor, the Representative and such Holders (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement Amendment, (i) Pubco was added as a party to the Registration Rights Agreement and (ii) Pubco agreed to undertake certain resale shelf registration obligations in accordance with the Securities Act of 1933, as amended, and the other parties thereto have been granted customary demand and piggyback registration rights.

The form of Registration Rights Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement Amendment and the terms of which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report is incorporated by reference herein. Pursuant to the Business Combination Agreement, the First Merger was consummated on June 24, 2025 and the Second Merger (collectively with the First Merger, the “Mergers”) was consummated on June 27, 2025.

On June 24, 2025, pursuant to the Business Combination Agreement, at the First Merger Effective Time, First Merger Sub merged with and into Scage International, with Scage International surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding ordinary shares of Scage International were converted into the right to receive Pubco Ordinary Shares or PubCo ADSs. On June 27, 2025, pursuant to the Business Combination Agreement, Second Merger Sub merged with and into Finnovate, with Finnovate surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of Finnovate being converted into the right to receive substantially equivalent securities of Pubco.

As previously disclosed on a Current Report on Form 8-K filed with the SEC on April 2, 2025, an extraordinary general meeting (the “Business Combination Meeting”) of shareholders of Finnovate was held on March 28, 2025, public shareholders holding an aggregate of 766,207 ordinary shares of Finnovate exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from Finnovate’s initial public offering, with redemption price calculated at approximately $12.18 per share.

Immediately following the consummation of the Business Combination, on June 27, 2025, there were 72,243,992 PubCo Ordinary Shares issued and outstanding.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Business Combination, each of Calvin Kung, Wang Chiu (Tommy) Wong, Chunyi (Charlie) Hao, Tiemei (Sarah) Li and Sanjay Prasad resigned and ceased to be directors and/or officers of Finnovate.

Following the consummation of the Business Combination, Chao Gao was appointed to serve as the sole director of Finnovate. Additionally, each of Chao Gao, Yuanchi Guo, Ziqian Guan, Qiuliang Peng, Kevin Chen, Calvin Kung and Yixian Wang was appointed to serve as a director of Pubco following the consummation of the Business Combination.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, at the Effective Time of the Business Combination, Finnovate adopted an amended and restated memorandum and articles of association which is substantially in the form as described in the definitive proxy statement/prospectus filed by Finnovate with the SEC on January 6, 2025, and in accordance with which, Finnovate became a wholly-owned subsidiary of Pubco in connection with the Second Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1

Form of Seller Lock-Up Agreement, by and among Scage International Limited, Scage Future, Finnovate Acquisition Corp., and certain shareholders of Scage International Limited (incorporated by reference to Exhibit 10.2 of Finnovate’s Current Report on Form 8-K filed with SEC on August 25, 2023).

10.2

Registration Rights Agreement Amendment, dated as of June 27, 2025, by and among Scage Future, Finnovate Acquisition Corp., Finnovate Sponsor L.P., EarlyBirdCapital, Inc. and certain other holders as signatories thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: July 3, 2025	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer